Van Kampen Advantage Municipal Income Trust II
                          Item 77(O) 10F-3 Transactions
                         May 1, 2006 - October 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 Omaha  5/11/    -     $102.1 $200,00  5,235,    2.62%  0.48%   Merril  Merril
Public    06             0     0,000     000                      l        l
 Power                                                          Lynch    Lynch
Distri                                                          & Co.,
  ct                                                            Amerit
Nebras                                                            as
  ka                                                            Invest
Electr                                                           ment
  ic                                                            Corp,
                                                                Edward
                                                                Jones,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 D.A.
                                                                Davids
                                                                 on &
                                                                 Co.,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                 Inc,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.,
                                                                Citigr
                                                                 oup,
                                                                JPMorg
                                                                 an,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Wells
                                                                Fargo
                                                                Broker
                                                                 age
                                                                Servic
                                                                 es,
                                                                 LLC